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                                                                    EXHIBIT 10.3
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                                                       AMENDMENT NO. 1 AND
                                           CONSENT dated as of April 8, 1999
                                           (this "Amendment"), among LPA HOLDING
                                           CORP., a Delaware corporation (the
                                           "Corporation"), VESTAR/LPT LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership ("Vestar"), LPA
                                           INVESTMENT LLC, a Delaware limited
                                           liability company ("LPA Investment")
                                           and the management stockholders
                                           listed herein (the "Management
                                           Stockholders"), to the STOCKHOLDERS
                                           AGREEMENT (the "Original Agreement"
                                           and, as amended, this "Agreement"),
                                           dated as of May 11, 1998, among the
                                           Corporation, Vestar, LPA Investment
                                           and the management stockholders
                                           listed therein. Capitalized terms
                                           used but not defined herein shall
                                           have the meanings ascribed to them in
                                           the Original Agreement.

         In consideration of the premises and the mutual benefits to be derived from this Amendment and the covenants, agreements and conditions hereinafter set forth, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   AMENDMENT

1.1  AMENDMENT OF ARTICLE I

         (a) The following definitions are deleted in their entirety and replaced with the following definitions:

         "Independent Director": has the meaning ascribed to it in Section
     2.2(d).

         "Management Director":  has the meaning ascribed to it in
     Section 2.2(c).

1.2  AMENDMENT OF ARTICLE II

            (b) The first sentence of Section 2.1 of the Stockholders Agreement is hereby deleted in its entirety and replaced with the following language:

            "Each Stockholder shall, from time to time, take such action in its capacity as a stockholder of the Corporation, including the voting of the Shares owned or controlled by such Stockholder, as may be necessary, to cause the Corporation to be managed by a Board consisting of between five and eight Directors, as such number is designated from time to time by the Requisite LPA Investment Stockholders, or such larger number of directors as may be designated by the Requisite Stockholders."




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         (c) Section 2.2(d) of the Stockholders Agreement is hereby deleted in its entirety and replaced with the following language:

         "if the Board consists of more than five persons, at least two of the remaining Directors shall be an individual who is not an employee, director, officer or Affiliate of the Corporation or any Stockholder thereof (the "Independent Director") to be mutually selected by the Requisite LPA Investment Stockholders and the Requisite Management Stockholders."

1.3  WAIVER AND CONSENT

         (a) The parties hereto acknowledge that the Board of Directors of the Corporation (the "Board") has been increased from five directors to eight directors. By signing below, the parties hereto consent to such increase in the size of the Board and waive any resultant violations of Sections 2.1 and 2.2 of the Stockholders Agreement.



                                   ARTICLE II


                            MISCELLANEOUS PROVISIONS

2.1  AGREEMENT.

     Except as modified by this Amendment, the Original Agreement shall remain in full force and effect, enforceable in accordance with its terms. This Amendment is not a consent to any waiver or modification of any other terms or conditions of the Agreement or any of the instruments or documents referred to in the Agreement and shall not prejudice any right or rights which the parties thereto may now or hereafter have under or in connection with the Agreement or any of the instruments or documents referred to therein.

2.2  COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

2.3  GOVERNING LAW.

     This Amendment shall be governed and construed in accordance with the laws of the State of Delaware.

                                     * * *

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 and Consent as of the date first written above.

                                                  LPA HOLDING CORP.


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  LPA INVESTMENT LLC


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:

                                                  VESTAR/LPT LIMITED PARTNERSHIP


                                                  By:
                                                      --------------------------
                                                      Name:
                                                      Title:



                                                      --------------------------
                                                      James R. Kahl


                                                      --------------------------
                                                      Rebecca Perry


                                                      --------------------------
                                                      David J. Anglewicz


                                                      --------------------------
                                                      Susan Stanton






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